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                          Exhibit 10.38

                    AMENDMENT TO OFFICE LEASE

     This Amendment to Office Lease (the "Amendment") is dated October 1, 1997, and amends the Office Lease dated June 1, 1996, by and between Gilliland Group Family Partnership, a Texas general partnership, as Landlord, and Cross-Country Auto Retailers, Inc. (now known as Cross-Continent Auto Retailers, Inc.)

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

     1.   PREMISES shall be amended to 9,691 square feet.

     2.   BASE RENT shall be amended to $10,242.00

     3.   TERMINATION DATE shall be amended to September 30, 2002.

     4. Cross-Continent Auto Retailers, Inc. shall pay 56% of the water, gas, electricity, taxes, insurance, and maintenance which is their share of 1115 S. Taylor. Gilliland Group Family Partnership will bill Cross-Continent Auto Retailers, Inc. monthly with terms of Net 10 days.

     5. All capitalized terms used and not otherwise defined in this Agreement shall have the same meaning given them in the Office Lease.

     6. Except as expressly modified herein, the Office lease is and shall remain in full force and effect, enforceable in accordance with the terms and provisions thereof.

     7. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

          LANDLORD:                    GILLILAND GROUP FAMILY PARTNERSHIP
                                       a Texas general partnership

                                       By:        /s/ Bill Gilliland
                                          -----------------------------------
                                            Bill Gilliland, General Partner

                                       By:        /s/ Robert W. Hall
                                          -----------------------------------
                                            Robert W. Hall, General Partner

          TENANT                       CROSS-CONTINENT AUTO RETAILERS, INC.

                                       By:        /s/ James F. Purser
                                          -----------------------------------
                                       James F. Purser, Chief Financial Officer